Exhibit 10.8

Willis 401(k) Retirement Savings Plan

CASH OR DEFERRED PROFIT SHARING PLAN ADOPTION AGREEMENT
Individually Designed

The Employer named below hereby establishes a Cash or Deferred Profit Sharing Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Plan Document.

I.                                         EMPLOYER INFORMATION

If more than one Employer is adopting the Plan, complete this section based on the lead Employer.  Additional Employers who are members of the same controlled group or affiliated service group may adopt this Plan by completing and executing a Participation Agreement that, once executed, will become part of this Adoption Agreement.

A.	Name And Address:
	Willis North America Inc.
	26 Century Boulevard
	Nashville, Tennessee 37214
B.	Telephone Number:	(615) 872-3000
C.	Employer’s Tax ID Number:	13-5654526
D.	Form Of Business:
	☐ 1.	Sole Proprietor	☐	5.	Limited Liability Company
	☐ 2.	Partnership	☐	6.	Limited Liability Partnership
	☒ 3.	Corporation	☐	7.
	☐ 4.	S Corporation
E.	Is The Employer Part Of A Controlled Group?			☒	YES	☐	NO
	Part Of An Affiliated Service Group?			☐	YES	☒	NO
F.	Name Of Plan:	Willis 401(k) Retirement Savings Plan
G.	Three Digit Plan Number:	003
H.	Employer’s Tax Year End:	12/31
I.	Employer’s Business Code:	524210

II.                                     EFFECTIVE DATE

A.                                   New Plans:

This is a new Plan having an Effective Date of                .

B.                                     Amended and Restated Plans:

This is an amendment or restatement of an existing Plan.  The initial Effective Date of the Plan was January 1, 1986.  The Effective Date of this amendment or restatement is December 1, 2006.

C.                                     Amended or Restated Plans for EGTRRA:

This is an amendment or restatement of an existing Plan to comply with the Economic Growth and Tax Relief Reconciliation Act of 2001, Pub. L. 107-17 (EGTRRA). The initial Effective Date of the Plan was                . Except as provided for in the Plan, the Effective Date of this amendment or restatement is               .  (The restatement date should be no earlier than the first day of the current Plan Year.  The Plan contains appropriate retroactive Effective Dates with respect to provisions of EGTRRA.)

Except to the extent permitted under Code Section 411(d)(6) and the Regulations issued thereunder, an Employer cannot reduce, eliminate or make subject to Employer discretion any Code Section 411(d)(6) protected benefit.  Where this Plan document is being adopted to amend another plan that contains a protected benefit not provided for in the Plan Document, the Employer may complete Schedule A as an addendum to this Adoption Agreement.  Schedule A describes such protected benefits and shall become part of this Plan.  If a prior plan document contains a plan feature not provided for in the Plan Document, the Employer may attach Schedule B describing such feature.

D.                                    Effective Date for Elective Deferrals:

If different from above, the Elective Deferral provisions shall be effective                .

E.                                      Frozen Plan:

This Plan was frozen effective                .  For any period following this effective date, neither the Employer nor any Participant may contribute to this Plan, and no otherwise eligible Employee shall become a Participant in this Plan. All existing account balances will become fully vested as of the date specified above.

III.                                 DEFINITIONS

A.                                   “Compensation”

Select the definition of Compensation, the Compensation Computation Period, any Compensation Dollar Limitation and Exclusions from Compensation for each contribution type from the options listed below.  Enter the letter of the option selected on the lines provided below.  Leave the line blank if no election needs to be made. Compensation Computation Periods must be consistent for all contribution types, except Non-Elective Employer Contributions.

		Compensation	Compensation	Exclusions
	Compensation	Computation	Dollar	From
Contribution Type	Definition	Period	Limitation	Compensation
All Contributions	h	a	$	j
Elective Deferrals			$
Roth 401(k) Deferrals			$
Voluntary After-tax			$
Required After-tax			$
Matching Contributions (Formula 1)			$
Matching Contributions (Formula 2)			$
Non-Elective Contributions (Formula 1)			$
Non-Elective Contributions (Formula 2)			$
Safe Harbor Contributions			$
QNEC			$
QMAC			$

Nondiscrimination Tests	Compensation Definition	Compensation Computation Period	Compensation Dollar Limitation
ADP/ACP	g	a	$

1.                                       Compensation Definition:

a.                                       Code Section 3401(a) - W-2 Compensation subject to income tax withholding at the source, with all pre-tax contributions excluded.

b.                                      Code Section 3401(a) - W-2 Compensation subject to income tax withholding at the source, with all pre-tax contributions included [Plan defaults to this election].

c.                                       Code Section 6041/6051 - Income reportable on Form W-2, with all pre-tax contributions excluded.

d.                                      Code Section 6041/6051 - Income reportable on Form W-2, with all pre-tax contributions included.

e.                                       Code Section 415 - All income received for services performed for the Employer, with all pre-tax contributions excluded.

f.                                         Code Section 415 - All income received for services performed for the Employer, with all pre-tax contributions included.

g.                                      Code Section 414(s) — As defined in IRS Code Section 414(s) and the regulations thereunder.

h.                                      Participant’s base salary plus commissions and compensation which is measured by the amount of the revenue produced, placed or serviced by the Employee and includes amounts contributed through a salary reduction agreement and which is not includible in gross income of an Employee under Section 125, 132(f), and 402(e)(3) of the Code.

The Code Section 415 definition will always apply with respect to sole proprietors and partners.

2.                                       Compensation Computation Period:

a.                                       Compensation paid during a Plan Year while a Participant [Plan defaults to this election].

b.                                      Compensation paid during the entire Plan Year.

c.                                       Compensation paid during the Employer’s fiscal year.

d.                                      Compensation paid during the calendar year.

3.                                       Compensation Dollar Limitation: The dollar limitation section does not need to be completed unless Compensation of less than the Code Section 401(a)(17) limit of $200,000 (as indexed) is to be used.

4.                                       Exclusions from Compensation (non-integrated plans only):

a.                                       There will be no exclusions from Compensation under the Plan [Plan defaults to this election].

b.                                      Overtime

c.                                       Bonuses

d.                                      Commissions

e.                                       Exclusion applies only to Participants who are Highly Compensated Employees.

f.                                         Holiday and vacation pay

g.                                      Reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, and welfare benefits.

h.                                      Post-severance payments, as described in paragraph 1.17(c)(6) of the Plan Document.

i.                                          Compensation in excess of $             for Highly Compensated Employees.

j.                                          Other:  Overtime pay, annual bonuses (including bonuses under Management Annual Incentive Plans and Christmas bonuses) or bonuses received for reasons other than for production, placement or servicing of business, amount of premiums paid by the Employer for group term life insurance and accidental death and dismemberment insurance, dividends received on stock granted under the Restricted Stock Award Program (including both stock and cash), compensation resulting from the exercise of non-qualified stock option, disqualifying disposition of stock acquired pursuant to the exercise of an Incentive Stock Option or resulting from the award or vesting of performance shares under the Long

Term Incentive Plan, moving expenses, car allowances, finders fees, special prizes or awards, or any other amounts that might otherwise be includible as compensation on form W-2. Any amounts paid to the Employee after the last day of the pay period of the month in which fall the date sixty (60) days after the date the Employee separates from service shall not be included in the Plan Compensation.

B.                                     “Disability”

☐                                    1.                                       As defined in paragraph 1.27 of the Plan Document [Plan defaults to this election].

☐                                    2.                                       As defined in the Employer’s Disability Insurance Plan.

☒                                  3.                                       An individual will be considered to be disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration.  An individual shall not be considered to be disabled unless he or she furnishes proof of the existence thereof in such form and manner as the Secretary of the Treasury may prescribe.

C.                                     “Highly Compensated Employees — Top-Paid Group Election”

1.                                       Top-Paid Group Election:

In determining who is a Highly Compensated Employee, the Employer may make the Top-Paid Group election.  The effect of this election is that an Employee (who is not a 5% owner at any time during the determination year or the look-back year) who earned more than $95,000, as indexed for the look-back year, is a Highly Compensated Employee if the Employee was in the Top-Paid Group for the look-back year.  This election is applicable for the Plan Year in which this Plan is effective.

☐                                    a.                                       The Employer does not make the Top-Paid Group election.

☒                                  b.                                      The Employer makes the Top-Paid Group election [Plan defaults to this election].

☐                                    2.                                       Calendar Year Data Election:

If the Plan Year is not the calendar year, the prior year computation period for purposes of determining if an Employee earned more than $95,000, as indexed, is the calendar year beginning in the prior Plan Year.  This election is applicable for the Plan Year in which this Plan is effective.

D.                                    “Integration Level”

☒                                  1.                                       Not applicable. Either the Plan’s allocation formula is not integrated with Social Security or there are no Non-Elective Employer Contributions being made to the Plan [Plan defaults to this election].

☐                                    2.                                       The maximum earnings considered wages for the Plan Year for Social Security withholding purposes without regard to Medicare.

☐                                    3.                                                 % (not more than 100%) of the amount considered wages for such Plan Year for Social Security withholding purposes without regard to Medicare.

☐                                    4.                                       $         , provided that such amount is not in excess of the amount determined under paragraph (D)(2) above.

☐                                    5.                                       One dollar over 80% of the amount considered wages for such Plan Year for Social Security withholding purposes without regard to Medicare.

☐                                    6.                                       20% of the maximum earnings considered wages for such Plan Year for Social Security withholding purposes without regard to Medicare.

E.                                      “Limitation Year”

Unless elected otherwise below, the Limitation Year shall be the Plan Year.

The twelve (12) consecutive month period commencing on January 1 and ending on December 31.

If applicable, there will be a short Limitation Year commencing on         and ending on         .  Thereafter, the Limitation Year shall end on the date specified above.

F.                                      “Net Profit”

☒                                  1.                                       Not applicable.  Employer contributions to the Plan are not conditioned on profits [Plan defaults to this election].

☐                                    2.                                       Net Profits are required for making Employer Contributions and are defined as follows:

☐                                    a.                                       As defined in paragraph 1.62 of the Plan Document.

☐                                    b.                                      Net Profits will be defined in a uniform and nondiscriminatory manner which will not result in a deprivation of an eligible Participant of any Employer Contribution.

c.                                       Net Profits are required for the following types of contributions:

☐                                    i.                                          Employer Matching Contributions (Formula 1).

☐                                    ii.                                       Employer Matching Contributions (Formula 2).

☐                                    iii.                                    Employer QNEC and QMAC Contributions.

☐                                    iv.                                   Non-Elective Contributions (Formula 1).

☐                                    v.                                      Non-Elective Contributions (Formula 2).

Elective Deferrals, Roth 401(k) Deferrals, top-heavy minimums (if required), and Safe Harbor Contributions (if applicable), must be contributed regardless of profits.

G.                                     “Plan Year”

The twelve (12) consecutive month period commencing on January 1 and ending on December 31.

If applicable, there will be a short Plan Year commencing on              and ending on             .  Thereafter, the Plan Year shall end on the date specified above.

H.                                    “QDRO Payment Date”

☒                                  1.                                       The date the QDRO is determined to be qualified [Plan defaults to this election].

☐                                    2.                                       The statutory age fifty (50) requirement applies for purposes of making distribution to an alternate payee under the provisions of a QDRO.

I.                                         “Qualified Joint and Survivor Annuity”

☒                                  1.                                       Not applicable.  The Plan is not subject to Qualified Joint and Survivor Annuity rules. The safe harbor provisions of paragraph 8.7 of the Plan Document apply.  The normal form of payment is a lump sum.  No annuities are offered under the Plan [Plan defaults to this election].

☐                                    2.                                       The normal form of payment is a lump sum.  The Plan does provide for annuities as an optional form of payment at Section XVIII(D) of the Adoption Agreement. The Plan’s Joint and Survivor Annuity rules are avoided and the safe harbor provisions of paragraph 8.7 of the Plan Document will apply, unless the Participant elects to receive his or her distribution in the form of an annuity.  If this option is selected, Section III(J) below must also be completed.

☐                                    3.                                       The Joint and Survivor Annuity rules are applicable and the survivor annuity will be             % (50%, 66-2/3%, 75% or 100%) of the annuity payable during the lives of the Participant and his or her Spouse.  If no selection is specified, 50% shall be deemed elected.

J.                                        “Qualified Pre-Retirement Survivor Annuity”

Do not complete this section if paragraph (I)(1) was elected.

☐                                    1.                                       The Qualified Pre-Retirement Survivor Annuity shall be 100% of the Participant’s Vested Account Balance in the Plan as of the date of the Participant’s death.

☐                                    2.                                       The Qualified Pre-Retirement Survivor Annuity shall be 50% of the Participant’s Vested Account Balance in the Plan as of the date of the Participant’s death.

If this provision applies but no selection is made, the Qualified Pre-Retirement Survivor Annuity shall be 50%.

K.                                    “Valuation of Plan Assets”

The assets of the Plan shall be valued on the last day of the Plan Year and on the following Valuation Date(s):

☐                                    1.                                       There are no other mandatory Valuation Dates.

☒                                  2.                                       The Valuation Dates are applicable for the contribution type specified below:

Contribution Type	Valuation Date
All Contributions	a
Elective Deferrals
Roth 401(k) Deferrals
Voluntary After-tax Contributions
Required After-tax Contributions
Deemed Traditional IRA Contribution
Deemed Roth IRA Contribution
Matching Contributions (Formula 1)
Matching Contributions (Formula 2)
Non-Elective Contributions (Formula 1)
Non-Elective Contributions (Formula 2)
Safe Harbor Contributions
QNEC
QMAC

a.                            Daily valued.

b.                           The last day of each month.

c.                            The last day of each quarter in the Plan Year.

d.                           The last day of each semi-annual period in the Plan Year.

e.                            At the discretion of the Plan Administrator.

f.                              Other:            .

IV.                                 ELIGIBILITY REQUIREMENTS

Complete the following using the eligibility requirements as specified for each contribution type. To become a Participant in the Plan, the Employee must satisfy the following eligibility requirements.

Contribution Type	Minimum Age	Service Requirement	Eligibility Hours of Service	Class Exclusions	Eligibility Computation Period	Entry Date
All Contributions
Elective Deferrals	1	4	1	1,9	2	9
Roth 401(k) Deferrals
Voluntary After-tax Contributions
Required After-tax Contributions
Matching Contributions (Formula 1)	1	6	1	1,9,11	2	9
Matching Contributions (Formula 2)	1	6	1	1,9,10	2	9
Non-Elective Contribution (Formula 1)
Non-Elective Contribution (Formula 2)
Safe Harbor Contribution*
QNECs
QMACs

*If any age or Service requirement selected is more restrictive than that which is imposed on any Employee contribution, that group of Employees will be subject to the ADP and/or ACP testing as prescribed under applicable IRS Regulations.

A.                                    Age:

1.                                       No age requirement.

2.                                       Insert the applicable age in the chart above.  The age may not be more than twenty-one (21).

B.                                      Service:

The maximum Service requirement for Elective Deferrals is one (1) year.  For all other contributions, the maximum is two (2) years.  If a Service requirement greater than one (1) year is selected, Participants must be 100% vested in that contribution.

1.                                       No Service requirement.

2.                                       Completion of              days of Service.

3.                                      Completion of              days of Service within the              time period following an Employee’s commencement of employment.

4.                                       Two months of Service (insert number of months applicable to the specified contribution type).

5.                                                    months of Service (insert number of months applicable to the specified contribution type).

6.                                       One (1) Year of Service or Period of Service.

7.                                       Two (2) Years of Service or Periods of Service.

8.                                       One (1) Expected Year of Service.  May enter after six (6) months of actual Service.

9.                                       One (1) Expected Year of Service.  May enter after              months of actual Service [must be less than one (1) Year].

10.                                 One (1) Expected Year of Service.  May enter after              months of actual Service [must be less than one (1) Year].

11.                                 Completion of.            .Hours of Service within the              month(s) time period following an Employee’s commencement of employment.

Generally no more than 83-1/3 Hours of Service may be required during each such month; provided however, that the Employee shall become a Participant no later than upon the completion of 1,000 Hours of Service within an Eligibility Computation Period and the attainment of the minimum age requirement.

12.                                 Completion of              Hours of Service.

For options 2, 3, 8, 9, 10, 11 and 12, if an Employee satisfies the one (1) year/1,000 Hours of Service eligibility requirement, then he or she must enter the Plan.

C.                                      Method for Measuring Service Eligibility Period (do not enter this method in the table above):

A Year of Service for eligibility purposes is defined as follows (choose one):

☐                                    1.                                       Not applicable. There is no Service requirement or the Plan has a Service requirement of less than one (1) year.

☐                                    2.                                       Hours of Service method.  A Year of Service will be credited upon completion of       Hours of  Service.  A Year of Service for eligibility purposes may not be less than one (1) Hour of Service or greater than 1,000 hours by operation of law.  If left blank, the Plan will use 1,000 hours.

☒                                   3.                                       Elapsed Time method.

D.                                     Hours of Service for Eligibility:

Hours shall be determined by the method selected below. The method selected shall be applied to all Employees covered under the Plan as follows:

1.                                       Not applicable.  For all purposes under the Plan, a Year of Service (Period of Service) is defined using the Elapsed Time method.

2.                                       On the basis of actual hours for which an Employee is paid or entitled to payment [Plan defaults to this election].

3.                                       On the basis of days worked.  An Employee shall be credited with ten (10) Hours of Service if the Employee would be credited with at least one (1) Hour of Service during the day.

4.                                       On the basis of weeks worked.  An Employee shall be credited with forty-five (45) Hours of Service if the Employee would be credited with at least one (1) Hour of Service during the week.

5.                                       On the basis of semi-monthly payroll periods.  An Employee shall be credited with ninety-five (95) Hours of Service if the Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

6.                                       On the basis of months worked.  An Employee shall be credited with one-hundred-ninety (190) Hours of Service if the Employee would be credited with at least one (1) Hour of Service during the month.

E.                                       Employee Class Exclusions:

1.                                       Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if benefits were the subject of good faith bargaining and if two percent or less of the Employees covered pursuant to the agreement are professionals as defined in §1.410(b)-9 of the Regulations, unless participation in this Plan is specifically provided for in the collective bargaining agreement.  For this purpose, the term “employee representative” does not include any organization more than half of whose members are owners, officers, or executives of the Employer.

2.                                       Employees who are non-resident aliens [within the meaning of Code Section 7701(b)(1)(B)] who receive no Earned Income [within the meaning of Code Section 911(d)(2)] from the Employer which constitutes income from sources within the United States [within the meaning of Code Section 861(a)(3)].

3.                                       Employees compensated on an hourly basis.

4.                                       Employees compensated on a salaried basis.

5.                                       Employees compensated on a commission basis.

6.                                       Key Employees.

7.                                       Highly Compensated Employees.

8.                                       Employees of any member of the controlled and/or affiliated service group Employer whose Employer does not affirmatively adopt this Plan.

9.                                       The Plan shall exclude from participation any nondiscriminatory classification of Employees determined as follows:  Leased employees.

10.                                 Employees hired prior to January 1, 2007.

11.                                 Employees hired on or after January 1, 2007.

F.                                      Eligibility Computation Period:  The initial eligibility computation period shall commence on the date on which an Employee first performs an Hour of Service and the first anniversary thereof.  Each subsequent computation period shall commence on:

1.                                       Not applicable.  The Plan has a Service requirement of less than one (1) year or uses the Elapsed Time method to determine eligibility.

2.                                       The anniversary of the Employee’s employment commencement date and each subsequent twelve (12) consecutive month period thereafter.

3.                                       The first day of the Plan Year which commences prior to the first anniversary date of the Employee’s employment commencement date and each subsequent Plan Year thereafter.

G.                                      Entry Date Options:

1.                                       The first day of the month coinciding with or next following the date on which an Employee meets the eligibility requirements.

2.                                       The first day of the payroll period coinciding with or next following the date on which an Employee meets the eligibility requirements.

3.                                       The first day of the second payroll period coinciding with or next following the date on which an Employee meets the eligibility requirements, or as soon as administratively feasible thereafter. This option may only be selected if no Service is required.

4.                                       The earlier of the first day of the Plan Year, or the first day of the fourth, seventh or tenth month of the Plan Year coinciding with or next following the date on which an Employee meets the eligibility requirements.

5.                                       The earlier of the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or next following the date on which an Employee meets the eligibility requirements.

6.                                       The first day of the Plan Year following the date on which the Employee meets the eligibility requirements.  If this election is made, the Service waiting period cannot be greater than one-half year and the minimum age requirement may not be greater than age twenty and one-half (20½).

7.                                       The first day of the Plan Year nearest the date on which an Employee meets the eligibility requirements. This option can only be selected for Employer related contributions.

8.                                       The first day of the Plan Year during which the Employee meets the eligibility requirements.  This option can only be selected for Employer related contributions.

9.                                       Other: As soon as administratively feasible following the date which an Employes meets the eligibility requirements.  This option may not require an entry date more than two (2) months following the date on which an Employee meets the eligibility requirements.

10.                                 The Employee’s date of hire.

H.                                     Leased Employees:

☒                                  1.                                       Not applicable.  Leased Employees do not participate in this Plan.

☐                                    2.                                       A Leased Employee of the Employer is a Participant in the Plan and may also participate in a plan maintained by the leasing organization.

I.                                          Employees on Effective Date:

☐                                    1.                                       All Employees will be required to satisfy both the age and Service requirements specified above.

☐                                    2.                                       Employees employed on the Plan’s Effective Date do not have to satisfy the age requirement specified above.

☐                                    3.                                       Employees employed on the Plan’s Effective Date do not have to satisfy the Service requirement specified above.

☐                                    J.                                        Special Waiver of Eligibility Requirements:

The age and/or Service eligibility requirements specified above shall be waived for the eligible Employees specified below who are employed on the specified date for the contribution type(s) specified.  Such employees will begin participation in the Plan as of that date.  This waiver applies to either the age or Service requirement or both as elected below.

Waiver Date	Waiver of Age Requirement	Waiver of Service Requirement	Contribution Type
All Contributions
Elective Deferrals
Roth 401(k) Deferrals
Matching Contributions (Formula 1)
Matching Contributions (Formula 2)
Non-Elective Contributions (Formula 1)
Non-Elective Contributions (Formula 2)
Safe Harbor Contribution
QNEC
QMAC

The waiver above applies to:

☐                                    1.                                       All eligible Employees employed on the specified date.

☐                                    2.                                       To the indicated class of Employees employed on the specified date.

V.                                     RETIREMENT AGES

A.                                   Normal Retirement:

☒                                  1.                                       Normal Retirement Age shall be age 65 [not to exceed sixty-five (65)].

☐                                    2.                                       Normal Retirement Age shall be the later of attaining age              [not to exceed age sixty-five (65)] or the              (not to exceed the fifth) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

3.                                       The Normal Retirement Date shall be:

☐                                    a.                                       as of the date the Participant attains Normal Retirement Age [Plan defaults to this election].

☒                                  b.                                    the first day of the month coinciding with or next following the Participant’s attainment of Normal Retirement Age.

B.                                     Early Retirement:

☒                                  1.                                       Not applicable.

☐                                    2.                                       The Plan shall have an Early Retirement Age of              [not less than age fifty-five (55)] and completion of              Years of Service.

3.                                       The Early Retirement Date shall be:

☐                                    a.                                       as of the date the Participant attains Early Retirement Age [Plan defaults to this election].

☐                                    b.                                      the first day of the month next following the Participant’s attainment of Early Retirement Age.

VI.                                 EMPLOYEE CONTRIBUTIONS

☒                                  A.                                   Elective Deferrals:

1.                                       Participants shall be permitted to make Elective Deferrals:

☐                                    a.                                       in any amount up to             % of Compensation.

☒                                  b.                                      in any amount from a minimum of 1% to a maximum of 99% of their Compensation.

☐                                    c.                                       in a flat dollar amount from a minimum of $             to a maximum of $            , not to exceed             % of their Compensation.

☐	d.

in any amount up to the maximum percentage of Compensation and dollar amount permissible under Section 402(g) of the Internal Revenue Code not to exceed the limits of Code Sections 401(k), 404 and 415.

☐	e.	Highly Compensated Employee may defer in any amount up to % of Compensation.

☒	f.	Catch-up Contributions may be made by eligible Participants.

Note:                    If Roth 401(k) Deferrals or Voluntary After-tax Contributions are also elected below, the maximum combined amount of Elective Deferrals, Roth 401(k) Deferrals and Voluntary After-tax Contributions may be limited.

2.                                          Participants shall be permitted to terminate their Elective Deferrals at any time upon proper and timely notice to the Employer.  Modifications and reinstatement of Participants’ Elective Deferrals will become effective as soon as administratively feasible on a prospective basis as provided for below:

Modifications	Reinstatement	Method
☒	☒	On a daily basis.
☐	☐	Upon days notice to the Plan Administrator.
☐	☐	On the first day of each quarter.
☐	☐	On the first day of the next month.
☐	☐	The beginning of the next payroll period.
☐	☐	On the first day of the next semi-annual period.
☐	☐	On the first day of the next Plan Year.

☐	B.	Roth 401(k) Deferrals:

1.	Participants shall be permitted to make Roth 401(k) Deferrals:

☐	a.	in any amount up to % of Compensation.

☐	b.	in any amount from a minimum of % to a maximum of % of their Compensation not to exceed $ .

☐	c.	in a flat dollar amount from a minimum of $ to a maximum of $ , not to exceed % of their Compensation.

☐	d.

in any amount up to the maximum percentage of Compensation and dollar amount permissible under Section 402(g) of the Internal Revenue Code not to exceed the limits of Code Sections 401(k), 404 and 415.

☐	e.	Catch-up Contributions may be made by eligible Participants.

☐	f.	Participant’s may designate a minimum of % to a maximum of % of Elective Deferrals as Roth 401(k) Deferrals.

☐	g.	The maximum combined limit of Elective Deferrals and Roth 401(k) Deferrals will not exceed % of Compensation or $ .

2.

Participants shall be permitted to terminate their Roth 401(k) Deferrals at any time upon proper and timely notice to the Employer.  Modifications and reinstatement of Participants’ Roth 401(k) Deferrals will become effective as soon as administratively feasible on a prospective basis as provided for below:

Modifications	Reinstatement	Method
☐	☐	On a daily basis.
☐	☐	Upon days notice to the Plan Administrator.
☐	☐	On the first day of each quarter.
☐	☐	On the first day of the next month.
☐	☐	The beginning of the next payroll period.
☐	☐	On the first day of the next semi-annual period.
☐	☐	On the first day of the next Plan Year.

C.	Bonus Option:

☐	1.	Not applicable. The Plan’s definition of Compensation excludes bonuses.

☒	2.	Not applicable. Participants are not permitted to make a separate deferral election and no amount of their bonus may be deferred into the Plan.

☐	3.	Not applicable. The Participant’s deferral amount elected on his/her Salary Deferral Agreement will also apply to any bonus received by the Participant for any Plan Year.

☐	4.

Bonuses paid by the Employer are included in the definition of Compensation and the Employer permits a Participant to amend his or her deferral election to defer to the Plan, an amount not to exceed       % or $       of any bonus received by the Participant for any Plan Year.

☐	D.	Automatic Enrollment for Elective Deferrals:

	The Employer elects the automatic enrollment provisions for Elective Deferrals as follows:

☐	1.	New Employees. Employees who have not met the eligibility requirements shall have Elective Deferrals withheld in the amount of % of Compensation or $ upon entering the Plan.

	☐	a.	On an annual basis the Elective Deferral limit under the Plan shall be increased up to a maximum amount determined by the Employer.

	☐	b.	After Years of Service, the amount specified above shall increase to % or $ .

☐	2.

Current Employees.  In the Plan Year in which the automatic enrollment feature becomes effective, Employees who are eligible to participate but not deferring shall have Elective Deferrals withheld in the amount of % of Compensation or $      .

	☐	a.	On an annual basis the Elective Deferral limit under the Plan shall be increased up to a maximum amount determined by the Employer.

	☐	b.	After Years of Service, the amount specified above shall increase to % or $ .

☐	3.

Current Participants.  In the Plan Year in which the automatic enrollment feature becomes effective, current Participants who are deferring at a percentage less than the amount selected herein shall have Elective Deferrals withheld in the amount of       % of Compensation or $      .

	☐	a.	On an annual basis the Elective Deferral limit under the Plan shall be increased up to a maximum amount determined by the Employer.

	☐	b.	After Years of Service, the amount specified above shall increase to % or $ .

☐	4.

Current Non-Highly Compensated Participants.  In the Plan Year in which the automatic enrollment feature becomes effective, current Non-Highly Compensated Participants who are deferring at a percentage less than the amount selected herein shall have Elective Deferrals withheld in the amount of       % of Compensation or $      .

	☐	a.	On an annual basis the Elective Deferral limit under the Plan shall be increased up to a maximum amount determined by the Employer.

	☐	b.	After Years of Service, the amount specified above shall increase to % or $ .

Employees and Participants shall have the right to amend the stated automatic Elective Deferral provisions or receive cash in lieu of deferral into the Plan.  For purposes of this section, Employees returning an election form indicating a “zero” deferral amount shall be deemed “Current Participants.”

☐	E.	Automatic Enrollment for Roth 401(k) Deferrals:

The Employer elects the automatic enrollment provisions for Roth 401(k) Deferrals as follows:

	☐	1.	New Employees. Employees who have not met the eligibility requirements shall have Roth 401(k) Deferrals withheld in the amount of % of Compensation or $ upon entering the Plan.

		☐	a.	On an annual basis the Roth 401(k) Deferral limit under the Plan shall be increased up to a maximum amount determined by the Employer.

		☐	b.	After Years of Service, the amount specified above shall increase to % or $ .

	☐	2.

Current Employees.  In the Plan Year in which the automatic enrollment feature becomes effective, Employees who are eligible to participate but not deferring shall have Roth 401(k) Deferrals withheld in the amount of             % of Compensation or $            .

		☐	a.	On an annual basis the Roth 401(k) Deferral limit under the Plan shall be increased up to a maximum amount determined by the Employer.

		☐	b.	After Years of Service, the amount specified above shall increase to % or $ .

	☐	3.

Current Participants.  In the Plan Year in which the automatic enrollment feature becomes effective, current Participants who are deferring at a percentage less than the amount selected herein shall have Roth 401(k) Deferrals withheld in the amount of             % of Compensation or $            .

		☐	a.	On an annual basis the Roth 401(k) Deferral limit under the Plan shall be increased up to a maximum amount determined by the Employer.

		☐	b.	After Years of Service, the amount specified above shall increase to % or $ .

	☐	4.

Current Non-Highly Compensated Participants.  In the Plan Year in which the automatic enrollment feature becomes effective, current Non-Highly Compensated Participants who are deferring at a percentage less than the amount selected herein shall have Elective Deferrals withheld in the amount of             % of Compensation or $            .

		☐	a.	On an annual basis the Roth 401(k) Deferral limit under the Plan shall be increased up to a maximum amount determined by the Employer.

		☐	b.	After Years of Service, the amount specified above shall increase to % or $ .

Employees and Participants shall have the right to amend the stated automatic Roth 401(k) Deferral provisions or receive cash in lieu of deferral into the Plan.  For purposes of this section, Employees returning an election form indicating a “zero” Roth 401(k) Deferral amount shall be deemed “Current Participants”.

F.	Voluntary After-tax Contributions:

☒	1	The plan does not permit Voluntary After-tax Contributions.

☐	2.	Participants may make Voluntary After-tax Contributions in any amount from a minimum of % to a maximum of % of their Compensation or a flat dollar amount from a minimum of $ to a maximum of $ .

☐	3.	Participants may make Voluntary After-tax Contributions in any amount up to the maximum permitted by law.

☐	4.	The maximum combined limit of Elective Deferrals, Roth 401(k) Deferrals, and Voluntary After-tax Contributions will not exceed % of Compensation or $ .

	If the Employer wishes to reserve the right to recharacterize Elective Deferrals as Voluntary After-tax Contributions in order to pass the ADP/ACP Test, this section must be completed.

G.	Required After-tax Contributions:

☒	1.	The Plan does not permit Required After-tax Contributions.

☐	2.	Participants shall be required to make Required After-tax Contributions as follows:

	☐	a.	% of Compensation.

	☐	b.	A percentage determined by the Employee.

	☐	c.	A flat dollar amount of $ .

	☐	d.	The maximum combined limit of Elective Deferrals, Roth 401(k) Deferrals, and Required After-tax Contributions will not exceed % of Compensation or $ .

H.	Rollover Contributions:

☐	1.	The Plan does not accept Rollover Contributions.

☒	2.	Rollover Contributions may be made:

	☐	a.	after meeting the eligibility requirements for participation in the Plan.

	☒	b.	prior to meeting the eligibility requirements for participation in the Plan.

	3.		The Plan will accept a Participant Rollover Contribution of an Eligible Rollover Distribution from (check only those that apply):

	☒	a.	A Qualified Plan described in Code Section 401(a) or 403(a).

	☒	b.	An annuity contract described in Code Section 403(b).

	☒	c.	An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

	☒	d.

An Individual Retirement Account (which was not used as a conduit from a Qualified Plan) or Annuity described in Code Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includable in gross income.

	4.	The Plan will accept a Direct Rollover of an Eligible Rollover Distribution from (check only those that apply):

	☐	a.	A Qualified Plan described in Code Section 401(a) or 403(a), excluding Voluntary After-tax Contributions.

	☒	b.	A Qualified Plan described in Code Section 401(a) or 403(a), including Voluntary After-tax Contributions.

	☒	c.	An annuity contract described in Code Section 403(b), excluding Voluntary After-tax Contributions.

	☐	d.	An annuity contract described in Code Section 403(b), including Voluntary After-tax Contributions.

	☒	e.	An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state.

VII.          SAFE HARBOR PLAN PROVISIONS

If the Safe Harbor Plan provisions are elected, the nondiscrimination tests at Article XI of the Plan Document are not applicable.  Safe Harbor Contributions made are subject to the withdrawal restrictions of Code Section 401(k)(2)(B) and Treasury Regulations Section 1.401(k)-1(d); such contributions (and earnings thereon) must not be distributable earlier than separation from Service, death, Disability, an event described in Code Section 401(k)(10), or in the case of a profit-sharing or stock bonus plan, the attainment of age 59½. Safe Harbor Contributions are NOT available for Hardship withdrawals.

The ACP Test Safe Harbor is automatically satisfied if the only Matching Contribution to the Plan is either a Basic Matching Contribution or an Enhanced Matching Contribution that does not provide a match on Elective Deferrals in excess of 6% of Compensation. For Plans that allow Voluntary or Required After-tax Contributions, the ACP Test is applicable with regard to such contributions.

Employees eligible to make Elective Deferrals to this Plan must be eligible to receive the Safe Harbor Contribution in the Plan listed below, to the extent required by applicable IRS Regulations.

☐	The Employer elects to comply with the Safe Harbor Cash or Deferred Arrangement provisions of Article XI of the Plan Document and elects one of the following contribution formulas:

	A.	A.	Safe Harbor Tests:

	☐	1.	Only the ADP and not the ACP Test Safe Harbor provisions are applicable.

	☐	2.	Both the ADP and ACP Test Safe Harbor provisions are applicable. If both ADP and ACP provisions are applicable:

		☐	a.	No additional Matching Contributions will be made in any Plan Year in which the Safe Harbor provisions are used.

		☐	b.

The Employer may make Matching Contributions in addition to any Safe Harbor Matching Contributions elected below.  (Complete provisions in Article VIII of this Adoption Agreement regarding Matching Contributions that will be made in addition to those Safe Harbor Matching Contributions made below.)

Safe Harbor Matching Contributions cannot be subject to an Hour of Service or last day requirement.

☐	B.	Designation of Alternate Plan to Receive Safe Harbor Contribution:

If the Safe Harbor Contribution as elected below is not being made to this Plan, the name of the other plan that will receive the Safe Harbor Contribution is:

☐	C.	Basic Matching Contribution Formula:

Matching Contributions will be made on behalf of Participants in an amount equal to 100% of the amount of the Eligible Participant’s Elective Deferrals that do not exceed 3% of the Participant’s Compensation and 50% of the amount of the Participant’s Elective Deferrals that exceed 3% of the Participant’s Compensation but that do not exceed 5% of the Participant’s Compensation.

☐	D.	Enhanced Matching Contribution Formula:

Matching Contributions will be made in an amount equal to the sum of:

		1.	% (may not be less than 100%) of the Participant’s Elective Deferrals that do not exceed % (if more than 6% or if left blank, the ACP Test will apply) of the Participant’s Compensation, plus

2.

            % of the Participant’s Elective Deferrals that exceed             % of the Participant’s Compensation but do not exceed             % (if more than 6% or if left blank the ACP Test will apply) of the Participant’s Compensation.

This section must be completed so that at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution received if the Employer used the Basic Matching Contribution Formula.  The rate of match cannot increase as Elective Deferrals increase.  If an additional discretionary match is made, the dollar amount of the allocation thereof may not exceed 4% of eligible Plan Compensation.

☐	E.	Guaranteed Non-Elective Contribution Formula:

		The Employer shall make a Non-Elective Contribution equal to % (not less than 3%) of the Compensation of each Eligible Participant.
☐	F.	Flexible Non-Elective Contribution Formula:

This provision provides the Employer with the ability to amend the Plan to comply with the Safe Harbor provisions during the Plan Year.  To provide such option, the Employer must amend the Plan and indicate on Schedule C that the Safe Harbor Non-Elective Contribution (not less than 3%) will be made for the specified Plan Year.  Such election must comply with all the applicable notice requirements.

		Additional non-Safe Harbor contributions may be made to the Plan pursuant to Section VIII hereof. Any additional contributions may be subject to nondiscrimination testing.
	G.	Limitations on Safe Harbor Matching Contributions:
		If a Safe Harbor Matching Contribution is made to the Plan:
	☐	1.	The Employer will annualize Safe Harbor Matching Contributions.
	☐	2.	The Employer will not annualize Safe Harbor Matching Contributions and elects to match actual Elective Deferrals made:
		☐	a.	on a payroll basis [Plan defaults to this election].
		☐	b.	on a monthly basis.
		☐	c.	on a Plan Year quarterly basis.

If one of the Matching Contribution calculation periods at Section VII(G)(2) above is selected, Matching Contributions must be deposited to the Plan not later than the last day of the calendar quarter next following the quarter to which they relate.

	☐	3.	The Employer will only contribute the Safe Harbor Contribution to Non-Highly Compensated Employees.

VIII.        EMPLOYER CONTRIBUTIONS

The Employer shall make contributions to the Plan in accordance with the formula or formulas selected below.  The Employer’s contribution shall be subject to the limitations contained in Articles III and X of the Plan Document.  For this purpose, a contribution for a Plan Year shall be limited by Compensation earned in the Limitation Year that ends with or within such Plan Year.

Do not complete this section of the Adoption Agreement if the Plan only offers a Safe Harbor Contribution. A Plan that offers both a Safe Harbor Contribution as well as an additional Employer Contribution that is specified below, must complete both Sections VII and VIII of this Adoption Agreement.

A.           Matching Employer Contribution:

Select the Matching Contribution Formula, Computation Period and special Limitations for each contribution type from the options listed below.  Enter the letter of the option(s) selected on the lines provided.  Leave the line blank if no election is required.

Type of Contribution	Matching Contribution (Formula 1)	Matching Computation Period	Limitations	Matching Contribution (Formula 2)	Matching Computation Period	Limitations
Elective Deferrals	a	a	d	b	a	d
Roth 401(k) Deferrals
Catch-up Contributions
Voluntary After-tax
Required After-tax
403(b) Deferrals

If any election is made with respect to “403(b) Deferrals” above, and if this Plan is used to fund any

Employer Contributions, Employer Contributions will be based on the Elective Deferrals made to an existing 403(b) plan sponsored by the Employer.

Name of corresponding 403(b) plan, as applicable:

If the Matching Contribution formula selected by the Employer is 100% vested and may not be distributed to the Participant before the earlier of the date the Participant separates from Service, retires, becomes disabled, attains 59½, or dies, it may be treated as a Qualified Matching Contribution.

1.             Matching Contribution Formulas:

Matching Contribution Formulas for Elective Deferrals, Roth 401(k) Deferrals and Catch-Up Contributions:

If this Plan is also utilizing a Safe Harbor Contribution pursuant to Section VII of this Adoption Agreement, the allocation of Discretionary Matching Contributions may not exceed 4% of eligible Compensation.

a.                                      Percentage of Deferral Match:  The Employer shall contribute to each eligible Participant’s account an amount equal to 100% of the Participant’s Elective Deferrals up to a maximum of 3% of Compensation or $3,000.

b.                                     Percentage of Deferral Match:  The Employer shall contribute to each eligible Participant’s account an amount equal to 50% of the Participant’s Elective Deferrals up to a maximum of 6% of Compensation or $6,000.

c.                                      Discretionary Match:  The Employer’s Matching Contribution shall be determined by the Employer with respect to each Plan Year.  The Matching Contribution shall be contributed to each eligible Participant in accordance with the nondiscriminatory formula determined by the Employer.

d.                                     Tiered Match:  The Employer shall contribute to each eligible Participant’s account an amount equal to:

            % of the first             % of the Participant’s Compensation contributed, and

            % of the next             % of the Participant’s Compensation contributed, and

            % of the next             % of the Participant’s Compensation contributed.

The Employer’s contribution will be made up to the ☐ greater of ☐ lesser of             % of Compensation, or $            .

e.                                      Percentage of Compensation Match:  The Employer shall contribute to each eligible Participant’s account             % of Compensation if the eligible Participant contributes at least      % of Compensation.

The Employer’s contribution will be made up to the ☐ greater of ☐ lesser of             % of Compensation or $            .

f.                                        Proportionate Compensation Match:  The Employer shall contribute to each eligible Participant who defers at least             % of Compensation, an amount determined by multiplying such Employer Matching Contribution by a fraction, the numerator of which is the Participant’s Compensation and the denominator of which is the Compensation of all Participants eligible to receive such an allocation.

The Employer’s contribution will be made up to the ☐ greater of ☐ lesser of             % of Compensation or $            .

g.                                     Length of Service Match:  The Employer shall make Matching Contributions equal to the formula determined under the following schedule:

Participant’s Total Years (Periods) of Service	Matching Contribution Formula

Each separate matching percentage contribution must satisfy Code Section 401(a)(4) nondiscrimination requirements and the ACP test.

Matching Contribution Formulas for Voluntary After-tax Contributions, Required After-tax Contributions, 403(b) Deferrals:

h.                                     Percentage of Deferral Match: The Employer shall contribute to each eligible Participant’s account an amount equal to             % of the Participant’s Contribution or Deferral up to a maximum of             % of Compensation or $            .

i.                                         Uniform Dollar Match: The Employer shall contribute to each eligible Participant’s account $             if the Participant contributes at least             % of Compensation or $            .  The Employer’s contribution will be made up to the maximum of             % of Compensation.

j.                                         Discretionary Match: The Employer’s Matching Contribution shall be determined by the Employer with respect to each Plan Year.  The Matching Contribution shall be contributed to each eligible Participant in accordance with the nondiscriminatory formula determined by the Employer.

2.                                       Matching Contribution Computation Period: The Compensation or any dollar limitation imposed in calculating the match will be based on the period selected below. Matching Contributions will be calculated on the following basis:

a.	Payroll Based	e.	Monthly
b.	Weekly	f.	Quarterly
c.	Bi-weekly	g.	Semi-annually
d.	Semi-monthly	h.	Annually

The calculation of Matching Contributions based on the Computation Period selected above has no applicability as to when the Employer remits Matching Contributions to the Trust.

3.                                       Limitations on Matching Formulas:

a.                                      Contributions to Participants who are not Highly Compensated Employees: Contribution of the Employer’s Matching Contribution will be made only to eligible Participants who are Non-Highly Compensated Employees.

b.                                     Deferrals withdrawn prior to the end of the Matching Computation Period:  Matching Contributions (whether or not Qualified) will not be made on Employee contributions withdrawn prior to the end of the ☐ Matching Computation Period, or ☐ Plan Year.

☐                                   If elected, this requirement shall apply in the event of a withdrawal occurring as the result of a termination of employment for reasons of retirement, Disability or death.

c.                                      Maximum Plan Limit for Matching Contributions: In no event will Matching Contributions exceed             % of Compensation, and/or $            .

☐                                   If elected, this limitation applies to the total of all Elective Deferrals, Roth 401(k) Deferrals, Catch-Up Contributions, Voluntary After-tax Contributions and Required After-tax Contributions made to the Plan for the Plan Year.

d.                                     True-up of Matching Contributions:  The Employer elects to true-up Matching Contributions made to the Plan.

B.                                     Non-Elective Employer Contributions:

The Employer shall have the right to make a discretionary or fixed contribution(s).  The Employer’s contribution(s) for the Plan Year shall be allocated to the accounts of eligible Participants as follows :

☐                                    1.             Proportionate Compensation Formula:

☐            a.             As a percentage of the Employer’s Net Profit.

☐                                   b.             On a pro rata basis as a percentage of Compensation of eligible Participants for the Plan Year.

☐                                     c.            As an amount fixed by an appropriate action of the Employer as of the time prescribed by law.

☐                                   2.             Uniform Dollar Amount Formula:

☐                                     a.             Equally in a uniform dollar amount to each eligible Participant.

☐                                     b.             In the same dollar amount to each eligible Participant per Hour of Service or days worked that the Participant is entitled to Compensation.

☐                                   3.             Excess Integrated Allocation Formula:  As an amount taking into consideration amounts contributed to Social Security using the four-step Excess Integrated Allocation Formula as described in paragraph 3.1(a) of the Plan Document; the Integration Level is defined at Section III(D) of this Adoption Agreement.

☐                                   4.             Base Integrated Allocation Formula:  As an amount taking into consideration amounts contributed to Social Security using the two-step Base Integrated Allocation Formula as described in paragraph 3.1(b) of the Plan Document; to the extent that such contributions are sufficient, they shall be allocated as follows:            % of each eligible Participant’s Compensation, plus      % of Compensation in excess of the Integration Level defined at Section III(D) hereof.  The percentage of excess Compensation may not exceed the lesser of (1) the amount first specified in this paragraph or (2) the greater of 5.7% or the percentage rate of tax under Code Section 3111(a) as in effect on the first day of the Plan Year attributable to the Old Age (OA) portion of the OASDI provisions of the Social Security Act.  If the Employer specifies an Integration Level in Section III(D) which is lower than the Taxable Wage Base for Social Security purposes (SSTWB) in effect as of the first day of the Plan Year, the percentage contributed with respect to excess Compensation must be adjusted.  If the Plan’s Integration Level is greater than the larger of $10,000 or 20% of the SSTWB but not more than 80% of the SSTWB, the excess percentage is 4.3%.  If the Plan’s Integration Level is greater than 80% of the SSTWB but less than 100% of the SSTWB, the excess percentage is 5.4%.

Only one Plan maintained by the Employer may be integrated with Social Security.  Any Plan utilizing a Safe Harbor formula as provided in Section VII of this Adoption Agreement may not apply the Safe Harbor Contributions to the integrated allocation formula.

☐            5.             Fixed Employer Contributions:

☐                                     a.                         % of each Participant’s Compensation.

☐                                     b.             $             to each Participant.

☐                                     c.             Such contribution shall be allocated in the same dollar amount to each eligible Participant per Hour of Service or days worked that the Participant is entitled to Compensation.

☐                                   6.             Uniform Points Allocation Formula: The allocation for each eligible Participant will be determined by a uniform points method. Each eligible Participant’s allocation shall bear the same relationship to the Employer contribution as the Participant’s total points bear to all points awarded.  Each eligible Participant will receive              points for each of the following:

☐                                     a.                          year(s) of age.

☐                                     b.                          Year(s) of Service determined:

☐                                    i.              In the same manner as determined for eligibility.

☐                                    ii.             In the same manner as determined for vesting.

☐                                    iii.            Points will not be awarded with respect to Year(s) of Service in excess of             .

☐            c.             $             (not to exceed $200) of Compensation.

☒           7.             Additional Adopting Employers:

☒                                   a.             All participating Employers’ contributions and forfeitures under Section VIII above entitled “Employer Contributions” and forfeitures, if applicable, attributable to each specific contribution source made by such Employer shall be pooled together and allocated uniformly among all eligible Participants.

☐                                    b.             Each participating Employer’s contribution and forfeitures, if applicable, subject to reallocation attributable to each specific contribution source made by such Employer under Section VIII entitled “Employer Contributions” shall be allocated only to eligible Participants of the participating Employer.

Where contributions and forfeitures are to be allocated to eligible Participants by participating Employers, each such Employer must maintain data demonstrating that the allocations by group satisfy the nondiscrimination rules under Code Section 401(a)(4).

C.                                     Qualified Matching (QMAC) and Qualified Non-Elective (QNEC) Employer Contribution Formulas:

☐                                     1.            QMAC Contribution Formula:  The Employer may contribute to each eligible Participant’s Qualified Matching Contribution account an amount equal to (select one or more of the following):

☐                                    a.             $             or             % of the Participant’s Elective Deferrals.

☐                                    b.             $             or             % of the Participant’s Elective Deferrals not to exceed             % of Compensation.

☐                                    c.             $             or             % of the Participant’s Roth 401(k) Deferrals.

☐                                    d.             $             or             % of the Participant’s Roth 401(k) Deferrals not to exceed             % of Compensation.

☐                                    e.             $             or             % of the Participant’s Voluntary After-tax Contributions.

☐                                    f.              $             or             % of the Participant’s Required After-tax Contributions.

☐                                     2.            Discretionary QMAC Contribution Formula:  The Employer shall have the right to make a discretionary QMAC contribution.  The Employer’s Matching Contribution shall be determined by the Employer with respect to each Plan Year’s eligible Participants.  Such contribution shall be allocated on a nondiscriminatory basis.  This part of the Employer’s contribution shall be fully vested when made.

☐                                     3.            Discretionary Percentage QNEC Contribution Formula:  The Employer shall have the right to make a discretionary QNEC contribution which shall be allocated to each eligible Participant’s account in proportion to his or her Compensation as a percentage of the Compensation of all eligible Participants.  This part of the Employer’s contribution shall be fully vested when made.  This contribution will be made to:

☐                                    a.             All eligible Participants.

☐                                    b.             Only eligible Participants who are Non-Highly Compensated Employees.

☐                                     4.            Discretionary Uniform Dollar QNEC Contribution Formula: The Employer shall have the right to make a discretionary QNEC contribution which shall be allocated to each eligible Participant’s account in a uniform dollar amount to be determined by the Employer and allocated in a nondiscriminatory manner.  This part of the Employer’s contribution shall be fully vested when made. This contribution will be made to:

☐                                    a.             All eligible Participants.

☐                                    b.             Only eligible Participants who are Non-Highly Compensated Employees.

☐            5.             Fixed QNEC Contribution Formula:

☐                                    a.                         % of each Participant’s Compensation.

☐                                    b.             $             to each Participant.

☐                                    c.             Such contribution shall be allocated in the same dollar amount to each eligible Participant per Hour of Service or days worked that the Participant is entitled to Compensation.

☒                                  6.             Corrective QNEC Contribution Formula:  The Employer shall have the right to make a QNEC contribution to satisfy the ADP/ACP Test.  Such contribution shall be limited pursuant to the limitations in paragraph 11.11(f) of the Plan Document.  This part of the Employer’s contribution shall be fully vested when made.

☐                                    7.             Qualified Matching Contributions (QMAC):

☐                                   a.                                       For purposes of the ADP or ACP Test, all Matching Contributions made to the Plan will be deemed “Qualified” for purposes of calculating the Actual Deferral Percentage and/or Actual Contribution Percentage.  All Matching Contributions must be fully vested when made.

☐                                   b.                                      For purposes of the ADP or ACP Test, only Matching Contributions made to the Plan that are needed to meet the Actual Deferral Percentage or Actual Contribution Percentage Test will be deemed “Qualified” for purposes of calculating the Actual Deferral Percentage and/or Actual Contribution Percentage. All such Matching Contributions used must be fully vested when made.

☐                                     8.             Qualified Non-Elective Contributions (QNEC):

☐                                   a.                                       For purposes of the ADP or ACP Test, all Non-Elective Contributions made to the Plan will be deemed “Qualified” for purposes of calculating the Actual Deferral Percentage and/or Actual Contribution Percentage.  All Non-Elective Contributions must be fully vested when made.

☐                                   b.                                      For purposes of the ADP or ACP Test, only the Non-Elective Contributions made to the Plan that are needed to meet the Actual Deferral Percentage or Actual Contribution Percentage Test will  be deemed “Qualified” for purposes of calculating the Actual Deferral Percentage and/or Actual Contribution Percentage. All such Non-Elective Contributions used must be fully vested when made.

IX.           ALLOCATIONS TO PARTICIPANTS

A.            Allocation of Contributions to Active Participants:

☐                                    1.             There are no allocation requirements to receive any contribution made to the Plan.  However, the participant must receive Compensation from the Employer for rendering personal services.

☐                                    2.             The Plan is using the Hours of Service method.  A Year of Service will be credited upon completion of the hours and/or employment requirements below.   Any allocation requirement indicated below will not apply to any Safe Harbor Contributions that may be made on behalf of any Participant in this Plan.

a.                                       A Year of Service for allocation accrual purposes cannot be less than one (1) Hour of Service nor greater than 1,000 hours by operation of law. If left blank, the Plan will use 1,000 hours.  Enter whole digit numbers only

Contribution Type	Hours
All contributions
Matching Contributions (Formula 1)
Matching Contributions (Formula 2)
Non-Elective Contribution (Formula 1)
Non-Elective Contribution (Formula 2)
QNECs
QMACs

b.                                      Participants must also be employed on the last day of the Plan Year in order to receive the following contribution(s):

☐	All contributions
☐	Matching Contributions (Formula 1)
☐	Matching Contributions (Formula 2)
☐	Non-Elective Contribution (Formula 1)
☐	Non-Elective Contribution (Formula 2)
☐	QNECs
☐	QMACs
☐	True-up Contributions

c.                                       Participants must be employed on the last day of each quarter of the Plan Year in order to receive the following contribution(s):

☐	All contributions
☐	Matching Contributions (Formula 1)
☐	Matching Contributions (Formula 2)
☐	Non-Elective Contribution (Formula 1)
☐	Non-Elective Contribution (Formula 2)
☐	QNECs
☐	QMACs
☐	True-up Contributions

Note: Use of this Subsection (c) requires that no more than one (1) Hour of Service be required in Subsection (a) above for the contribution types chosen.

☒                                  3.                                       The Plan is using the Elapsed Time method.  Contributions will be allocated to all Participants who have completed 0 [not more than twelve (12)] months of Service regardless of the hours credited.  If left blank, the Plan will use twelve (12) months.

a.                                       Participants must also be employed on the last day of the Plan Year in order to receive the following contribution(s):

☐	All contributions
☐	Matching Contributions (Formula 1)
☐	Matching Contributions (Formula 2)
☐	Non-Elective Contribution (Formula 1)
☐	Non-Elective Contribution (Formula 2)
☐	QNECs
☐	QMACs
☒	Annual Match True-up Contributions (Except for those on leave due to the Family Medical Leave Act of 1993)

B.            Allocation of Contributions to Terminated Participants:

☐                                    1.                                       There are no allocation requirements to receive any contribution made to the Plan. However, the participant must receive Compensation from the Employer for rendering personal services.

Employer contributions for a Plan Year will be allocated to terminated Participants who have met the following allocation accrual requirements (check all applicable boxes):

☐                                    2.                                       For Plans using the Hours of Service method, terminated Participants who have completed the following hours.  (If left blank, the Plan will use 1,000 hours.  Enter whole digit numbers only.)

Contribution Type	Hours
All contributions
Matching Contributions (Formula 1)
Matching Contributions (Formula 2)
Non-Elective Contribution (Formula 1)
Non-Elective Contribution (Formula 2)
QNECs
QMACs

Non-
		All	Match	Match	Elective	Elective	Non-
		Contributions	Formula 1	Formula 2	Formula 1	Formula 2	QNEC	QMAC
☐

3.   For Plans using the Elapsed Time method, terminated Participants who have completed         [not more than twelve (12)] months of Service. (If left blank, the Plan will use twelve (12) months. Enter whole digit numbers only.):

		☐	☐	☐	☐	☐	☐	☐

4. The Hours of Service or Period of Service requirement in Section (B) (2) or (3) above will be waived if termination is due to:

	a. Early or Normal Retirement	☐	☐	☐	☐	☐	☐	☐
	b. Disability	☐	☐	☐	☐	☐	☐	☐
	c. Death	☐	☐	☐	☐	☐	☐	☐
	d. Other (must be nondiscriminatory in operation):	☐	☐	☐	☐	☐	☐	☐

5. The last day of employment requirement in Section (A)(2) above will be waived if termination is due to:

	a. Early or Normal Retirement	☐	☐	☐	☐	☐	☐	☐
	b. Disability	☐	☐	☐	☐	☐	☐	☐
	c. Death	☐	☐	☐	☐	☐	☐	☐
	d. Other (must be nondiscriminatory in operation):	☐	☐	☐	☐	☐	☐	☐

☐            C.            Contributions to Disabled Participants:

The Employer will make contributions on behalf of a Participant who is permanently and totally disabled. These contributions will be based on the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled.  Such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee.  These contributions will be 100% vested when made.

X.                                    DISPOSITION OF FORFEITURES

A.            Forfeiture Allocation Alternatives:

☐                                    1.             Not applicable; all contributions are fully vested.

☒                                  2.             Select one or more methods in which forfeitures associated with the contribution type will be allocated (number each item in order of use):

Employer Contribution Type
		All Non-Safe Harbor	Non-Elective
	Disposition Method	Matching Contributions	Contributions

a.	Restoration of Participant’s forfeitures.	1

b.	Used to offset Plan expenses.	2

c.	Used to reduce the Employer’s Non-Elective Contribution.

d.	Used to reduce the Employer’s Matching Contribution.	3

e.	Added to the Employer’s contribution (other than Matching Contributions or Base Integration Formula) under the Plan.

f.	Added to the Employer’s Matching Contribution under the Plan (these Contributions will be subject to ACP Testing).

g.

Allocate to all Participants eligible to share in the allocations in the same proportion that each Participant’s Compensation for the year bears to the Compensation of all other Participants for such year.

h.	Allocate to all NHCEs eligible to share in the allocations in proportion to each such Participant’s Compensation for the year.

i.	Allocate to all NHCEs eligible to share in the allocations in proportion to each such Participant’s Elective Deferrals for the year.

j.

Allocate to all Participants eligible to share in the allocations in the same proportion that each Participant’s Elective Deferrals for the year bears to the Elective Deferrals of all Participants for such year.

Participants eligible to share in the allocation of other Employer Contributions under Section VIII shall be eligible to share in the allocation of forfeitures except where allocations are only to Non-Highly Compensated Employees.

B.            Timing of Allocation of Forfeitures:

If no timely distribution or deemed distribution [pursuant to paragraph 6.5(c) of the Plan Document] has been made to a former Participant, non-vested portions shall be forfeited at the end of the Plan Year during which the former Participant incurs his or her fifth consecutive one (1) year Break in Service or Period of Severance for Plans that use the Elapsed Time Method.

If a former Participant has received the full amount of his or her Vested Account Balance, the non-vested portion of his or her account shall be forfeited and be disposed of:

☐                                    1.                                       during the Plan Year following the Plan Year in which the forfeiture arose.

☒                                  2.                                       as of any Valuation or Allocation Date during the Plan Year (or as soon as administratively feasible following the close of the Plan Year) in which the former Participant receives full payment of his or her vested benefit.

☐                                    3.             at the end of the Plan Year during which the former Participant incurs his or her       (1st, 2nd, 3rd, 4th or 5th) consecutive one (1) year Break in Service.

☐                                    4.             as of the end of the Plan Year during which the former Participant receives full payment of his or her vested benefit.

☐                                    5.             as of the earlier of the first day of the Plan Year, or the first day of the seventh month of the Plan Year following the date on which the former Participant has received full payment of his or her vested benefit.

☐                                    6.             as of the next Valuation or Allocation Date following the date on which the former Participant receives full payment of his or her vested benefit.

XI.                                MULTIPLE PLANS MAINTAINED BY THE EMPLOYER, LIMITATIONS ON ALLOCATIONS, AND TOP-HEAVY CONTRIBUTIONS

A.            Plans Maintained By The Employer:

☒                                  1.             This is the only Plan the Employer maintains.  In the event that the allocation formula results in an Excess Amount, such excess, after distribution of Employee contributions pursuant to paragraph 10.2 of the Plan Document, shall be:

☒           a.                                       Placed in a suspense account for the benefit of the Participant without the crediting of gains or losses for the benefit of the Participant.

☐            b.                                      Reallocated as additional Employer contributions to all other Participants to the extent that they do not have any Excess Amount.

If no method is specified, the suspense account method will be used [Plan defaults to this election].

☐                                    2.             The Employer does maintain another Plan [including a Welfare Benefit Fund or an individual medical account as defined in Code Section 415(l)(2)], under which amounts are treated as Annual Additions and has completed the proper sections below.

a.                                       If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer:

☐                                    i.                                          The provisions of Article X of the Plan Document will apply.

☐                                    ii.                                       The Employer has specified below the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts in a manner that precludes Employer discretion.

b.                                      Allocation of Excess Annual Additions:  In the event that the allocation formula results in an Excess Amount, such excess, after distribution of Employee contributions, shall be:

☐                                    i.                                          Placed in a suspense account for the benefit of the Participant without the crediting of gains or losses for the benefit of the Participant.

☐                                    ii.                                       Reallocated as additional Employer contributions to all other Participants to the extent that they do not have any Excess Amount.

If no method is specified, the suspense account method will be used [Plan defaults to this election].

B.            Top-Heavy Provisions:

In the event the Plan is or becomes Top-Heavy, the minimum contribution or benefit required under Code Section 416 and paragraph 14.2 of the Plan Document relating to Top-Heavy Plans shall be satisfied in the elected manner:

☒                                  1.                                       The minimum contribution will be satisfied by this Plan.

☐            2.             The minimum contribution will be satisfied by (name of other Qualified Plan):

a.                                     Minimum contribution or benefit to be provided (specify interest rates and mortality table, if applicable):

b.                                    Employees who will receive the minimum contribution or benefit under such other Plan:

                                                                    3.              For any Plan Year during which the Plan is Top-Heavy, the sum of the contributions (excluding Elective Deferrals) allocated to non-Key Employees shall not be less than the amount required under the Plan Document.  The eligibility of a Participant to receive Top-Heavy Contributions mirrors the eligibility for any contribution with the earliest Entry Date.  Top-Heavy minimums will be allocated to:

☐            a.             all eligible Participants [Plan defaults to this election].

☐            b.             only eligible non-Key Employees who are Participants.

☐            4.             Matching Contributions shall be included when satisfying Top-Heavy minimum contributions.

XII.                            NONDISCRIMINATION TESTING

A Plan may use different testing methods for the ADP and ACP Tests provided the Plan does not permit recharacterization of Excess Contributions, Elective Deferrals to be used in the ACP Test, or Qualified Matching Contributions to be used in the ADP Test.

If no election is made, the Plan will use the Current Year testing method for both the ADP and ACP Tests.

A.            Testing Elections:

☐                                1.                                            The Plan is not subject to ADP or ACP testing.  The Plan does not offer Voluntary After-tax or Required After-tax Contributions and it either meets the Safe Harbor provisions of Section VII of this Adoption Agreement, or it does not benefit any Highly Compensated Employees.

☒                                  2.                                       This Plan is using the Current Year testing method for purposes of the ADP Test.

☒                                  3.                                       This Plan is using the Current Year testing method for purposes of the ACP Test.

☐                                    4.                                       This Plan is using the Prior Year testing method for purposes of the ADP Test.

☐                                    5.                                       This Plan is using the Prior Year testing method for purposes of the ACP Test.

B.            Testing Elections for the First Plan Year:

Complete only when Prior Year testing method election is made and the Employer is not using the “deemed 3%” rule.

☐                                1.                                       If this is not a successor Plan, then for the first Plan Year this Plan permits any Participant to make Elective Deferrals or Roth 401(k) Deferrals, the ADP used in the ADP Test for Participants who are Non-Highly Compensated Employees shall be such first Plan Year’s ADP.

☐                                2.                                       If this is not a successor Plan, then for the first Plan Year this Plan (a) permits any Participant to make Employee contributions, (b) provides for Matching Contributions or (c) both, the ACP used in the ACP Test for Participants who are Non-Highly Compensated Employees shall be such first Plan Year’s ACP.

☐                                    C.            Recharacterization:

Elective Deferrals may be recharacterized as Voluntary After-tax Contributions to the extent so provided by this Plan, to satisfy the ADP Test.  The Employer must have elected to permit Voluntary After-tax Contributions in the Plan for this election to be operable.

XIII.                        VESTING

Participants shall always have a fully vested and nonforfeitable interest in their Employee contributions (including Elective Deferrals, Catch-Up Contributions, Roth 401(k) Deferrals, Deemed IRA Contributions, Required After-tax Contributions, and Voluntary After-tax Contributions), Qualified Matching Contributions (“QMACs”), Qualified Non-Elective Contributions (“QNECs”) or Safe Harbor Contributions, and their investment earnings.

Each Participant shall acquire a vested and nonforfeitable percentage in his or her account balance attributable to Employer contributions and their earnings under the schedule(s) selected below except in any Plan Year during which the Plan is determined to be Top-Heavy. In any Plan Year in which the Plan is Top-Heavy, the two-twenty vesting schedule [option (B)(4)] or the three-year cliff schedule [option (B)(3)] shall automatically apply unless the Employer has already elected a faster vesting schedule.  If the Plan is amended to option (B)(3) or (B)(4) due to its Top-Heavy status, that vesting schedule will remain in effect even if the Plan later becomes non-Top-Heavy until the Employer executes an amendment to this Adoption Agreement.

A.            Vesting Computation Period:

A Year of Service for vesting will be determined on the basis of the (choose one):

☐                                    1.                                    Not applicable.  All contributions are fully vested.

☒                                  2.                                    Elapsed Time method.

☐                                      3.                                  Hours of Service method.  A Year of Service will be credited upon completion of      Hours of Service.  A Year of Service for vesting purposes will not be less than one (1) Hour of Service or greater than 1,000 hours by operation of law.  If left blank, the Plan will use 1,000 hours.

The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant’s nonforfeitable right to his or her account balance derived from Employer contributions:

☐                                   a.                                   shall commence on the date on which an Employee first performs an Hour of Service for the Employer and each subsequent twelve (12) consecutive month period shall commence on the anniversary thereof.

☐                                  b.                                  shall commence on the first day of the Plan Year during which an Employee first performs an Hour of Service for the Employer and each subsequent twelve (12) consecutive month period shall commence on the anniversary thereof.

A Participant shall receive credit for a Year of Service if he or she completes the number of hours specified above at any time during the twelve (12) consecutive month computation period.  A Year of Service may be earned prior to the end of the twelve (12) consecutive month computation period and the Participant need not be employed at the end of the twelve (12) consecutive month computation period to receive credit for a Year of Service.

B.            Vesting Schedules:

Select the appropriate schedule for each contribution type and complete any blank vesting percentages from the list below and insert the option number in the vesting schedule chart below. Matching Contributions that are not Safe Harbor Matching Contributions may only choose option (3) or (4) or a schedule where amounts vest faster than at option (4).

	Years of Service
	1	2	3	4	5	6	7

1.	Full and immediate Vesting
2.	%	100%
3.	%		100%
4.	%	20%	40%	60%	80%	100%
5.	%	%	20%	40%	60%	80%	100%
6.	10%	20%	30%	40%	60%	80%	100%
7.	0%	20%	40%	60%	100%
8.	%	%	%	%	%	%	100%

The percentages selected for schedule (8) may not be less for any year than the percentages shown at schedule (4).

Vesting Schedule Chart	Employer Contribution Type

All Employer Contributions
7	Matching Contributions (Formula 1)
7	Matching Contributions (Formula 2)
Match on Voluntary After-tax Contributions
Match on Required After-tax Contributions
Match on 403(b) Deferrals
Non-Elective Contribution (Formula 1)
Non-Elective Contribution (Formula 2)
Top-Heavy Minimum Contributions

C.            Service Disregarded for Vesting:

☒                              1.             Not applicable.  All Service is recognized.

☐                                2.             Service prior to the Effective Date of this Plan or a predecessor plan is disregarded when computing a Participant’s vested and nonforfeitable interest.

☐                                3.             Service prior to a Participant having attained age eighteen (18) is disregarded when computing a Participant’s vested and nonforfeitable interest.

☐            D.            Full Vesting of Employer Contributions for Current Participants:

Notwithstanding the elections above, all Employer contributions made to a Participant’s account shall be 100% fully vested if the Participant is employed on the Effective Date of the Plan (or such other date as entered herein):       . The operation of this provision may not result in the discrimination in favor of Highly Compensated Employees.

XIV.                        SERVICE WITH PREDECESSOR ORGANIZATION

☐            A.            Not applicable.  The Plan does not recognize Service with any predecessor organization.

☒           B.            The Plan will recognize Service with all predecessor organizations for the purposes indicated:

Allocation
Eligibility	Accrual	Vesting
☒	☒	☒

☒           C.            Service with the following organization(s) will be recognized for the Plan purpose indicated:

	Eligibility	Allocation Accrual	Vesting
All affiliated international locations	☒	☒	☒

	☐	☐	☐
Attach additional pages as necessary.

XV.                            IN-SERVICE WITHDRAWALS

A.            In-Service Withdrawals:

☐                                1.             In-service withdrawals are not permitted in the Plan.

☒                              2.             In-service withdrawals are permitted in the Plan.  Participants may withdraw the following contribution types after meeting the following requirements (select one or more of the following options):

Withdrawal Restrictions
Contribution Types		A	B	C	D	E	F	G	H	I
a.	All Contributions	n/a	n/a	n/a	☐	☒	☐	n/a	n/a	☐
b.	Elective Deferrals	☐	n/a	n/a	☐	☐	☐	n/a	n/a	☐
c.	Roth 401(k) Deferrals	☐	n/a	n/a	☐	☐	☐	n/a	n/a	☐
d.	Voluntary After-tax Contributions	☐	☒	☐	☐	☐	☐	n/a	n/a	☐
e.	Required After-tax Contributions	☐	☐	☐	☐	☐	☐	n/a	n/a	☐
f.	Rollover Contributions	☐	☒	☐	☐	☐	☐	n/a	n/a	☐
g.	Vested Matching (Formula 1)	☐	n/a	☐	☐	☐	☐	☐	☐	☐
h.	Vested Matching (Formula 2)	☐	n/a	☐	☐	☐	☐	☐	☐	☐
i.	Vested Non-Elective (Formula 1)	☐	n/a	☐	☐	☐	☐	☐	☐	☐
j.	Vested Non-Elective (Formula 2)	☐	n/a		☐	☐	☐	☐	☐	☐
k.	Safe Harbor Matching	☐	n/a	n/a	☐	☐	☐	n/a	n/a	☐
l.	Safe Harbor Non-Elective	☐	n/a	n/a	☐	☐	☐	n/a	n/a	☐
m.	Qualified Non-Elective	☐	n/a	n/a	☐	☐	☐	n/a	n/a	☐
n.	Qualified Matching	☐	n/a	n/a	☐	☐	☐	n/a	n/a	☐
o.	Prior ER Match	☐	☒	☐	☐	☐	☐	☐	☐	☐
p.	Prior Employer	☐	☒	☐	☐	☐	☐	☐	☐	☐

Withdrawal Restriction Key
A.	Not available for in-service withdrawals.
B.	Available for in-service withdrawals without restrictions.
C.	Participants having completed five (5) years of Plan participation may elect to withdraw all or any part of their Vested Account Balance.
D.

Participants may withdraw all or any part of their Account Balance after having attained the Plan’s Normal Retirement Age (Normal Retirement Age cannot be less than age 59½ for in-service withdrawal of Elective Deferrals, Roth 401(k) Deferrals, Safe Harbor Contributions, QMACs or QNECs).

E.	Participants may withdraw all or any part of their Vested Account Balance after having attained age 59.5 (not less than age 59½).
F.	Participants may withdraw all or any part of their Vested Account Balance after having attained age (not less than age 59½).
G.	Participants may elect to withdraw all or any part of their Vested Account Balance which has been credited to their account for a period in excess of two (2) years.
H.	Available for withdrawal only if the Participant is 100% vested.
I.	All requirements selected in (C) through (H) above must be satisfied prior to a distribution being made from the Plan.

B.            Hardship Withdrawals:

☐                                1.                                       Hardship withdrawals are not permitted in the Plan.

☒                              2.                                       Hardship withdrawals are permitted in the Plan and will be taken from the Participant’s account as follows (select one or more of these options):

☐                                a.                                           Participants may withdraw Elective Deferrals.

☐                                b.                                          Roth 401(k) Deferrals

☒                              c.                                           Participants may withdraw Elective Deferrals and any earnings credited as of December 31, 1988 (or if later, the end of the last Plan Year ending before July 1, 1989).

☐                                d.                                          Participants may withdraw Rollover Contributions plus their earnings.

☐                                e.                                           Participants may withdraw vested Non-Elective Contributions (Formula 1) plus their earnings.

☐                                f.                                             Participants may withdraw vested Non-Elective Contributions (Formula 2) plus their earnings.

☒                              g.                                          Participants may withdraw vested Matching Employer Contributions (Formula 1) plus their earnings.

☒                              h.                                          Participants may withdraw vested Matching Employer Contributions (Formula 2) plus their earnings.

☐                                i.                                              Participants may withdraw Qualified Matching Contributions and Qualified Non-Elective Contributions plus their earnings, and the earnings on Elective Deferrals which have been credited to the Participant’s account as of December 31, 1988 (or if later, the end of the last Plan Year ending before July 1, 1989).

If the Participant could withdraw his or her account in the past, this right may not be taken away.

XVI.                        LOAN PROVISIONS

☒                                  A.                                   Participant loans are permitted in accordance with the Employer’s established loan procedures.

☒                                  B.                                  Loan payments will be suspended under the Plan as permitted under Code Section 414(u) in compliance with the Uniformed Services Employment and Reemployment Rights Act of 1994.

XVII.                    INVESTMENT MANAGEMENT

A.            Investment Management Responsibility:

☐                                1.                                       The Employer shall appoint a discretionary Trustee to manage the assets of the Plan.

☐                                2.                                       The Employer shall retain investment management responsibility and/or authority.  Unless otherwise appointed, the Trustee shall act in a nondiscretionary capacity.

☒                              3.                                       The party designated below shall be responsible for the investment of the Participant’s account. By selecting a box, the Employer is making a designation as to who will have authority to issue investment directives with respect to the specified contribution type (check all applicable boxes):

		Trustee	Employer	Participant
a.	All Contributions	n/a	n/a	☒

b.	Elective Deferrals	☐	☐	☐

c.	Roth 401(k) Deferrals	☐	☐	☐

d.	Voluntary After-tax Contributions	☐	☐	☐

e.	Required After-tax Contributions	☐	☐	☐

f.	Safe Harbor Contributions	☐	☐	☐

g.	Matching Contributions (Formula 1)	☐	☐	☐

h.	Matching Contributions (Formula 2)	☐	☐	☐

i.	QMACs	☐	☐	☐

j.	QNECs	☐	☐	☐

k.	Non-Elective Contributions (Formula 1)	☐	☐	☐

l.	Non-Elective Contributions (Formula 2)	☐	☐	☐

m.	Rollover Contributions	☐	☐	☐

n.	Deemed IRA Contributions	☐	☐	☐

To the extent that Participant self-direction was previously permitted, the Employer shall have the right to either make the assets part of the general fund, or leave them as self-directed subject to the provisions of the Plan Document.

B.            Limitations on Partici pant Directed Investments:

☒           1.             Participants are permitted to invest among only those investment alternatives made available by the Employer under the Plan.

☐            2.             Participants are permitted to invest in any investment alternative permitted under the Plan Document.

☐            C.            Insurance:

The Plan permits life insurance as an investment alternative.

☒                                  D.            ERISA Section 404(c):

The Employer intends to be covered by the fiduciary liability provisions with respect to Participant directed investments under ERISA Section 404(c).

XVIII.                DISTRIBUTION OPTIONS

A.            Timing of Distributions [both (1) and (2) must be completed]:

1.                                       Distributions payable as a result of termination for reasons other than death, Disability or retirement shall be paid c [select from the list at (A)(3) below].

2.                                       Distributions payable as a result of termination for death, Disability or retirement shall be paid c [select from the list at (A)(3) below].

3.                                       Distribution Options

a.                                       As soon as administratively feasible on or after the Valuation Date following the date on which a distribution is requested or is otherwise payable.

b.                                      As soon as administratively feasible following the close of the Plan Year during which a distribution is requested or is otherwise payable.

c.                                       As soon as administratively feasible following the date on which a distribution is requested or is otherwise payable.  (This option is recommended for daily valuation plans.)

d.                                      As soon as administratively feasible after the close of the Plan Year during which the Participant incurs         [cannot be more than five (5)] consecutive one (1) year Breaks in Service. [This formula can only be used in (A)(1).]

e.                                       As soon as administratively feasible after the close of the Plan Year during which the Participant incurs          [cannot be more than five (5)] consecutive one (1) year Breaks in Service. [This formula can only be used in (A)(2).]

f.                                         Only after the Participant has attained the Plan’s Normal Retirement Age or Early Retirement Age, if applicable.

B.            Required Beginning Date:

The Required Beginning Date of a Participant with respect to the Plan is (select one from below):

☐                                    1.             The April 1 of the calendar year following the calendar year in which the Participant attains age 70½.

☐                                    2.             The April 1 of the calendar year following the calendar year in which the Participant attains age 70½ except that distributions to a Participant (other than a 5% owner) with respect to benefits accrued after the later of the adoption of this Plan or Effective Date of the amendment of this Plan must commence no later than the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70½ or the calendar year in which the Participant retires.

☒                                  3.             The later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70½ or retires except that distributions to a 5% owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70½.

☒                                  Except that such Participant may elect to begin receiving distributions as of April 1 of the calendar year following the calendar year in which the Participant attains age 70½.  Any distributions made pursuant to such an election will not be considered required minimum distributions.  Such distributions will be considered in-service distributions and as such, will be subject to applicable withholding.

C.            Minimum Distribution Requirements:

☒                                  1.             Election to Apply Five (5) Year Rule to Distributions to Designated Beneficiaries:

If the Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in the Plan Document but the Participant’s entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.  If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse begin, this election will apply as if the surviving Spouse were the Participant.  This election will apply to:

☒           a.             all distributions.

☐            b.             the following distributions:

☒                                  2.             Election to Allow Participants or Beneficiaries to Elect Five (5) Year Rule:

Participants or Beneficiaries may elect on an individual basis whether the five (5) year rule or the life expectancy rule described in the Plan Document applies to distributions after the death of a Participant who has a Designated Beneficiary.  The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under the Plan, or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving Spouse’s) death.  If neither the Participant nor Beneficiary makes an election under this paragraph, distributions will be made in accordance with Article VII of the Plan Document and, if applicable, the elections in Section XVIII(C)(1) above.

D.            Forms of Payment (select all that apply):

The normal form of payment is determined at Section III(I) of this Adoption Agreement.

☒                                  1.             Lump sum.

☐                                    2.             Installment payments.

☐                                    3.             Partial payments; the minimum amount will be $       .

☐                                    4.             Life annuity.

☐                                    5.             Term certain annuity with payments guaranteed for        years [not to exceed twenty (20)].

☐                                    6.             Joint and ☐ 50%, ☐ 66-2/3%, ☐ 75% or ☐ 100% survivor annuity.

E.             Type of Payment (select all that apply):

☒                                  1.             Cash

☒                                  2.             Employer securities.

☐                                    3.             Other marketable securities.

☐                                    4.             Other in-kind payments.

F.             Application of Involuntary Cash-out Provisions:

☐                                    1.             The Plan shall not make involuntary cash-outs to any terminated vested Participant.  Distributions will only be made at the request of the Participant.

☒                                  2.             The Plan shall make involuntary cash-outs to a terminated vested Participant as follows:

☐	a.	The Plan shall make involuntary cash-out distributions of Vested Account Balances of less than $200. Distribution of amounts $200 or greater shall only be made at the request of the Participant.

☒	b.	The Plan shall make involuntary cash-out distributions of Vested Account Balances of $1,000 or less. Distribution of amounts greater than $1,000 shall only be made at the request of the Participant.

☐	c.	The Plan shall make automatic rollovers of Vested Account Balances that are greater than $1,000 but are not more than $5,000 in accordance with the provisions of Article VI of the Plan Document.

☐	d.	The Plan shall make automatic rollovers of Vested Account Balances that are not more than $5,000 in accordance with the provisions of Article VI of the Plan Document.

3.	In determining the value of the Participant’s nonforfeitable account balance for purposes of the Plan’s involuntary cash-out rules, the Plan:

☐	a.

elects to exclude Rollover Contributions with respect to distributions made after         (no earlier than December 31, 2001) with respect to Participants who separated from service after         (may be earlier than December 31, 2001).

☒	b.	elects to include Rollover Contributions when determining such value.

If no selection is made, the Plan will exclude Rollover Contributions when determining the value of the Participant’s nonforfeitable account balance for involuntary cash-out purposes.

G.            Distribution Upon Severance from Employment Due to Acquisition of Employer:

☒                                  1.            Not applicable.

☐                                    2.            Distribution upon severance from employment as described in the Plan Document shall apply for distributions after         (no earlier than December 31, 2001) regardless of when the severance from employment occurred.

☐                                    3.            Distribution upon severance from employment as described in the Plan Document shall apply for distributions after         (no earlier than December 31, 2001) for severance from employment occurring after           (enter the Effective Date if different than the Effective Date above).

XIX.        SIGNATURES

Completion of this Adoption Agreement requires consideration of complex tax and legal issues.  The Employer should consult with or should obtain the advice of its legal counsel and/or tax advisor before executing this Adoption Agreement.  By executing this Adoption Agreement, the Employer acknowledges that it is a legal document with significant tax and legal ramifications.  The Employer understands that its failure to properly complete or amend this Adoption Agreement may result in failure of the Plan to qualify or in disqualification of the Plan.

A.            Employer:

This Adoption Agreement and the corresponding provisions of the Plan Document are adopted by the Employer this        day of       ,          .

Executed on behalf of the Employer by:

Title:

Signature:

B.            Trust Agreement:

☐                                    Plan assets will be invested in group annuity contracts.  There is no Trustee and the terms of the contract(s) will apply.

☐                                    Plan assets are held in a tax qualified Trust.  The Trust provisions used will be as contained in the Plan Document.

☒                                  Plan assets are held in a tax qualified Trust.  The Trust provisions used will be as contained in the accompanying executed Trust Agreement between the Employer and the Trustee attached hereto.

C.            Trustee:

☒                                  The Trustee appointed shall act in the capacity of non-discretionary directed Trustee.

☐                                    The Trustee appointed shall act in the capacity of a discretionary Trustee.

Name and address of Trustee:

The Employer’s Plan as contained herein is accepted by the Trustee this                       day of                                  ,                              .

Accepted on behalf of the Trustee by:

Title:

Signature:

Accepted on behalf of the Trustee by:

Title:

Signature:

Accepted on behalf of the Trustee by:

Title:

PARTICIPATION AGREEMENT

Each Participating Employer must execute a separate Participation Agreement. If not applicable, do not complete this Participation Agreement.

By executing this Participation Agreement, the undersigned Employer elects to become a Participating Employer in the Plan and accompanying Adoption Agreement as if the Participating Employer were a signatory to the Adoption Agreement.  The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Plan as made by the signatory sponsoring Employer in Section XIX(A) of the Adoption Agreement, except as otherwise provided below.  Further, the Participating Employer hereby appoints the signatory sponsoring Employer as its attorney in fact for the purpose of adopting on its behalf all future amendments whether required or voluntary and any applicable corresponding documents (e.g., Loan Policy, QDRO procedures, Trust Agreement).

A.		PARTICIPATING EMPLOYER:

Name:

Address:

	Phone Number:	Tax ID Number:

B.		EFFECTIVE DATE:

The Effective Date of the Plan for the Participating Employer is:

☐	This is an adoption of a new plan by the Participating Employer.

☐	This is an adoption of an amendment or restatement of a plan currently maintained by the Participating Employer identified as follows:

Name of Plan:

Original Effective Date:

C.		SIGNATURES:

Executed on behalf of the Participating Employer by:

Title:

Signature:

Executed on behalf of the Signatory Sponsoring Employer by:

Title:

Signature:

SCHEDULE A

PROTECTED BENEFITS

This Schedule describes Code Section 411(d)(6) protected benefits included in the adopting Employer’s prior plan document that are not available in the Plan Document.  Complete as applicable.

1.             Plan Provision:  Vesting - An eligible employee who was a participant employed by Management Science Associates, Inc. on April 1, 1996 shall be 100% vested in his/her  matching  account as of April 1, 1996.

Effective Date:      April 1, 1996

2.             Plan Provision:  Vesting - An eligible employee who was a participant employed by Willis Corroon Corporation of Sacramento on May 31, 1996 shall be 100% vested in his/her  matching  account as of May 31, 1996.

Effective Date:      May 31, 1996

3.             Plan Provision:  Vesting — The Employer retains a list of employees who are 100% vested as a result of not being hired into a permanent position after November 10, 1996 and employees not offered permanent employment after November 30, 1996.

Effective Date:      November 30, 1996

4.             Plan Provision:  In-Service Withdrawal — Active employees who have a balance in either the “Prior ER Match” or “Prior Employer” sources may with withdraw these funds at any time, without restriction. The monies have been in the account for greater than two years.

Effective Date:      December 1, 2006

SCHEDULE B

PRIOR PLAN PROVISIONS

This Schedule should be used by the adopting Employer if a prior plan contains provisions not found in the Plan Document, or where the Employer wishes to document transactions or historical provisions of the Employer’s Plan.

The following list documents provisions that changed with the restatement of the Plan, effective December 1, 2006.

1. Eligibility Requirements:

Prior Plan Provisions

•                  Service requirement — 30 days for purposes of pre-tax contributions. For Employer contributions, 1 year.

•                  Computation method for measuring service — Regular associates, elapsed time. For temporary associates hours are used (Employment year switching to Plan year). In addition, if a temporary associate switches to a regular associate hours will continue to be used.

•                  Temporary employees who work less than 1,000 hours are excluded from the Plan.

•                  The entry dates are the 1st and the 16th of the month

•                  The Board of Directors has the right to waive eligibility requirements.

Current Plan Provisions

•                  Service requirement — 2 months of service for purposes of pre-tax contributions. 1 year for purposes of Employer contributions.

•                  Computation method for measuring service — All service will be measured using the elapsed time method.

•                  Temporary employees who work less than 1,000 hours will be eligible for participation.

•                  The entry date will be as soon as administratively feasible upon satisfying the eligibility requirements.

•                  The Board of Directors will not have the right to waive eligibility requirements without amending the Plan.

2.  Elective Deferrals:

Prior Plan Provision

•                  The Plan allows for deferral changes and reinstatements on the 1st and the 16th of the month.

Current Plan Provision

•                  The Plan allows for daily changes and reinstatements of elective deferrals.

3. Company Match:

Prior Plan Provision

•                  All employees receive the following match formula: 100% of elective deferrals, up a maximum of 3% of compensation or $3,000.

Current Plan Provisions

•                  All employees hired prior to January 1, 2007 will receive a match equal to 100% of elective deferrals, up a maximum of 3% of compensation or $3,000.

•                  All employees hired on or after January 1, 2007 will receive a match equal to 50% of elective deferrals, up to maximum of 6% of compensation or $6,000.

4.  In-Service Withdrawals:

Prior Plan Provision

•                  Plan participants are only allowed one in-service withdrawal per calendar year.

Current Plan Provision

•                  There is no limit on the number of in-service withdrawals that can be taken.

5.  Loans:

Prior Plan Provisions

•                  A new loan can be taken in the month following the month in which the final payment is received.

•                  The Plan allows for one loan at a time.

Current Plan Provision

•                  The Plan allows for one loan at a time with no restrictions on when it can be taken.

6. Plan Name:

Prior Plan Name

•                  Willis North America, Inc. Financial Security Partnership Plan

Current Plan Name

•                  Willis 401(k) Retirement Savings Plan

7. Vesting of Frozen Employer Sources:

Vesting of Prior ER Match

•                  5 year graded Schedule (0/20/40/60/100)

Vesting of Prior Employer

•                  5 year graded schedule (0/0/25/50/100)

In addition to the above Plan provision changes, money sources were combined as follows:

Current Money Sources	Mapped to	New Money Sources	Withdrawal Provisions
Prior ER Match	›	Prior ER Match	Available anytime
Pre 87 Voluntary After-Tax	›	After-Tax Deposit Account	Available anytime
Company Stock Match	›	Company Match	Available at age 59.5, Hardship
Rollover	›	Rollover	Available anytime
Salary Deferral	›	Pre-Tax Deferral	Available at age 59.5, Hardship
Prior Plan Salary Deferral	›	Pre-Tax Deferral	Available at age 59.5, Hardship
Unrestricted Employer Match	›	Company Match	Available at age 59.5, Hardship
Prior Employer	›	Prior Employer	Available anytime
Rollover From Prior Plan	›	Rollover	Available anytime

Effective December 1, 2006

SCHEDULE C

SAFE HARBOR ELECTIONS FOR FLEXIBLE NON-ELECTIVE CONTRIBUTION

The following elections are made with regard to the Plan’s Safe Harbor status pursuant to Section VII herein.  For Plan Years indicated below, the Plan hereby invokes a Safe Harbor status in accordance with Code Sections 401(k)(12) and 401(m)(11).

For all Plan Years in which this Safe Harbor election is being made, the limitations and restrictions found in Section VII herein apply.

1.             For the Plan Year beginning       and ending      , the Employer hereby invokes a Safe Harbor status as provided in Code Sections 401(k)(12) and 401(m) (11).  The Safe Harbor Contribution will be an amount equal to      % (not less than 3%) of Compensation.  This election is made on this       day of      ,       (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

2.             For the Plan Year beginning       and ending      , the Employer hereby invokes a Safe Harbor status as provided in Code Sections 401(k)(12) and 401(m) (11).  The Safe Harbor Contribution will be an amount equal to      % (not less than 3%) of Compensation.  This election is made on this       day of      ,       (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

3.             For the Plan Year beginning       and ending      , the Employer hereby invokes a Safe Harbor status as provided in Code Sections 401(k)(12) and 401(m) (11).  The Safe Harbor Contribution will be an amount equal to      % (not less than 3%) of Compensation.  This election is made on this       day of      ,       (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

4.             For the Plan Year beginning       and ending      , the Employer hereby invokes a Safe Harbor status as provided in Code Sections 401(k)(12) and 401(m) (11).  The Safe Harbor Contribution will be an amount equal to      % (not less than 3%) of Compensation.  This election is made on this       day of      ,       (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

5.             For the Plan Year beginning       and ending      , the Employer hereby invokes a Safe Harbor status as provided in Code Sections 401(k)(12) and 401(m) (11).  The Safe Harbor Contribution will be an amount equal to      % (not less than 3%) of Compensation.  This election is made on this       day of      ,       (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).